Exhibit 99.1

Occidental Petroleum Announces 1st Quarter 2016 Results

•                 Permian Resources Q1 2016 production grew by 30,000 BOE per day or over 30% year-over-year

•                 Total year production growth outlook increased to 4 to 6 percent with the same capital budget of $3.0 billion

•                 Capital spending declined $500 million from Q4 2015 rate

•                 Collected $835 million from the Ecuador settlement and asset sales proceeds

•                 Q1 2016 quarter-end cash balance of $3.2 billion

HOUSTON – May 5, 2016 – Occidental Petroleum Corporation (NYSE: OXY) announced that operating cash flow from continuing operations before working capital for the first quarter of 2016 was more than $820 million, with total cash on the balance sheet at March 31, 2016, of $3.2 billion. Reported income was $78 million or $0.10 per diluted share for the first quarter of 2016. Core results for the first quarter of 2016 were a loss of $426 million or $0.56 per diluted share.

In announcing the results, President and Chief Executive Officer Vicki Hollub said, “We continued to focus on our cash flow priorities in the first quarter as the current low product price environment persists. We generated more than $820 million of operating cash flows before working capital, received $550 million from the Ecuador settlement and collected $285 million in asset sales proceeds. After paying our dividend and the current debt maturity of $700 million, we ended the first quarter with $3.2 billion in cash.

“Our Permian Resources operations continue to exceed production growth expectations, with the first quarter increasing by 30,000 BOE per day or over 30 percent from the first quarter of 2015 levels. We continued lowering our cost structure through improved operating and capital efficiencies. Permian Resources first quarter 2016 operating costs improved 10 percent from the fourth quarter of 2015 and 33 percent from the first quarter of 2015. Total oil and gas cash operating costs were lower by 23 percent compared to the first quarter of 2015.

“Total company first quarter capital spending declined by $500 million from the fourth quarter of 2015. The $700 million run rate is in line with our full year budget of roughly $3 billion, and we are increasing our total year production growth outlook for the year to 4 to 6 percent.”

QUARTERLY RESULTS

Oil and Gas

Domestically, we completed the sale of the Piceance Basin assets on March 1, 2016, and we continue to reduce our exposure to non-core operations in the Middle East/North Africa region, including Bahrain, Iraq and Yemen. These domestic and international operations produced average daily volumes of 67,000 barrels of oil equivalent (BOE) and 114,000 BOE in the first quarters of 2016 and 2015, respectively. Excluding that production, the first quarter of 2016 total company average daily oil and gas production volumes for ongoing operations increased by 59,000 BOE to 590,000 BOE from 531,000 BOE in the first quarter of 2015. Compared to the first quarter of 2015, domestic average daily production increased by 17,000 BOE to 307,000 BOE in the first quarter of 2016 with the all of the increase attributable to Permian Resources. The increase in Permian Resources production was partially offset by lower natural gas and NGL production in South Texas. International average daily production increased to 283,000 BOE in the first quarter of 2016 from 241,000 BOE in the first quarter of 2015. The increase in international production mainly comes from Al Hosn, which was not fully operational in the first quarter of 2015.

Compared to the fourth quarter of 2015 production of 597,000 BOE per day, total company average daily oil and gas production from ongoing operations was down by 7,000 BOE. First quarter domestic average daily production increased by 9,000 BOE compared to the fourth quarter of 2015 due to increased production from Permian Resources, offset by lower natural gas and NGL production from South Texas. The decrease in international average daily production of 16,000 BOE compared to the fourth quarter of 2015 mainly reflected lower production from Al Hosn due to scheduled maintenance in the first quarter of 2016.

Total company average daily sales volumes for ongoing operations were 584,000 BOE in the first quarter of 2016 compared to 600,000 BOE for the fourth quarter of 2015 and 533,000 BOE in the first quarter of 2015.

Total oil and gas after-tax results reflected a loss of $388 million for the first quarter of 2016, compared to losses of $189 million for the fourth quarter of 2015 and $22 million for the first quarter of 2015. The decrease in oil and gas results on a sequential and year-over-year basis was mainly due to the continued decline in commodity prices in the first quarter of 2016, partially offset by lower operating costs.

The average WTI and Brent marker prices were $33.45 per barrel and $35.08 per barrel, respectively, for the first quarter of 2016, a decrease of more than 20 percent on a sequential quarterly basis and more than 30 percent on a year-over-year basis. Average worldwide realized crude oil prices were $29.42 per barrel for the first quarter of 2016, a decrease of 24 percent compared with the fourth quarter of 2015 and 39 percent compared with the first quarter of 2015. Average worldwide NGL prices were $10.86 per barrel in the first quarter of 2016, a decline of 23 percent from the preceding quarter and 40 percent from the first quarter of last year. Average domestic natural gas prices were $1.50 per MCF, a decline of 14 percent in the first quarter of 2016 compared with the fourth quarter of 2015 and 40 percent compared with the first quarter of 2015.

Chemical

Chemical pre-tax core earnings for the first quarter of 2016 were $126 million, compared to $116 million in the fourth quarter of 2015 and $139 million in the first quarter of 2015. Compared to the first quarter of 2015, the first quarter of 2016 reflected lower sales prices across most product lines and significantly lower calcium chloride demand due to the mild winter weather conditions, offset with lower ethylene and natural gas costs. The increase in earnings compared to the fourth quarter of 2015 reflected lower natural gas costs and higher volumes across most product lines with the exception of calcium chloride, offset by weaker vinyls and caustic soda pricing.

Midstream and Marketing

Midstream pre-tax core results for the first quarter of 2016 were a loss $95 million, compared to losses of $45 million for the fourth quarter of 2015 and $5 million for the first quarter of 2015. The decrease compared to the fourth quarter of 2015 reflected lower NGL pricing, lower plant income from Al Hosn due to scheduled maintenance in the first quarter of 2016 as well as lower third-party foreign pipeline revenues. Compared to the first quarter of 2015, the lower results reflected lower marketing margins due to unfavorable Permian to Gulf Coast differentials.

About Occidental Petroleum

Occidental Petroleum Corporation is an international oil and gas exploration and production company with operations in the United States, Middle East and Latin America. Headquartered in Houston, Occidental is one of the largest U.S. oil and gas companies, based on equity market capitalization. Occidental’s midstream and marketing segment gathers, processes, transports, stores, purchases and markets hydrocarbons and other commodities. The company’s wholly owned subsidiary OxyChem manufactures and markets basic chemicals and vinyls.

Forward-Looking Statements

Portions of this press release contain forward-looking statements and involve risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows and business prospects. Actual results may differ from anticipated results, sometimes materially, and reported results should not be considered an indication of future performance. Factors that could cause results to differ include, but are not limited to: global commodity pricing fluctuations; supply and demand considerations for Occidental’s products; higher-than-expected costs; the regulatory approval environment; reorganization or restructuring of Occidental’s operations; not successfully completing, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions; uncertainties about the estimated quantities of oil and natural gas reserves; lower-than-expected production from development projects or acquisitions; exploration risks; general economic slowdowns domestically or internationally; political conditions and events; liability under environmental regulations including remedial actions; litigation; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, natural disasters, cyber attacks or insurgent activity; failure of risk management; changes in law or regulations; or changes in tax rates. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” “likely” or similar expressions that convey the prospective nature of events or outcomes generally indicate forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this release. Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements, as a result of new information, future events or otherwise. Material risks that may affect Occidental’s results of operations and financial position appear in Part I, Item 1A “Risk Factors” of the 2015 Form 10-K. Occidental posts or provides links to important information on its website at www.oxy.com.

-0-

Contacts:

Media:
Melissa E. Schoeb
713-366-5615
melissa_schoeb@oxy.com

or

Investors:
Christopher M. Degner
212-603-8111
christopher_degner@oxy.com

On the web: www.oxy.com

Occidental Petroleum Corporation

Quarter 1 2016 Earnings Release Schedules Index

Schedule #	Schedule Description
1	Summary Highlights

2	Segment Results Before Tax Allocations
• Core results
• Non-core adjustments
• Reported results

3	Segment Results After Tax Allocations
• Core results
• Non-core adjustments
• Reported results

4	Detail of Non-Core Adjustments
• Before tax allocations
• After tax allocations

5	GAAP Consolidated Income Statement

6	Condensed Balance Sheets

7	Condensed Statement of Cash Flows - Including GAAP reconciliations
Details of Depreciation, Depletion and Amortization and Capital Expenditures

8	Daily Production - TOTAL REPORTED
• MBOE/D
• By Commodity

9	Daily Production - PRO FORMA FOR ONGOING OPERATIONS
(EXCLUDES OPERATIONS SOLD, EXITED AND EXITING)
• MBOE/D
• By Commodity

10	Sales Volumes and Realized Prices
• MBOE/D
• Realized prices and related marker prices

11	Oil and Gas $/BOE Costs

12	Segment Core Results Pre-tax Variance Roll-forwards
• Quarter-over-Quarter
• Year-over-Year

SCHEDULE 1

Occidental Petroleum Corporation

Summary Highlights

			2015					2016
Quarterly	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Net income (loss)
Core Income (Loss) ($ millions)	$31	$165	$24	$(129)	$91	$(426)				$(426)
Core EPS - Diluted ($/share)	$0.04	$0.21	$0.03	$(0.17)	$0.12	$(0.56)				$(0.56)
Effective tax rate	75%	65%	90%	29%	86%	29%				29%

Reported Income (Loss) ($ millions)	$(218)	$176	$(2,609)	$(5,178)	$(7,829)	$78				$78
Reported EPS - Diluted ($/share)	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)	$0.10				$0.10
Effective tax rate	8%	64%	15%	18%	14%	36%				36%

Average Shares Outstanding
Basic (millions)	769.6	766.4	763.3	763.2	765.6	763.4				763.4
Diluted (millions)	769.6	766.6	763.3	763.2	765.6	763.4				763.4

Production - Ongoing Operations
Total US (MBOE/D)	290	298	300	298	297	307				307
US oil (MBBL/D)	180	188	188	190	187	197				197
Worldwide (MBOE/D)	531	552	578	597	565	590				590
Worldwide sales (MBOE/D)	533	547	581	600	567	584				584

Realizations
Worldwide oil ($/BBL)	$48.50	$54.55	$47.78	$38.68	$47.10	$29.42				$29.42
Worldwide NGL ($/BBL)	$17.96	$18.06	$14.68	$14.02	$15.96	$10.86				$10.86
Domestic gas ($/MCF)	$2.49	$2.09	$2.24	$1.75	$2.15	$1.50				$1.50

Cash Flows ($ millions)
Operating before working capital	$1,121	$1,517	$1,202	$944	$4,784	$822				$822
Working capital changes	(555)	(399)	16	58	(880)	(316)				(316)
Other, net	-	(307)	(192)	(151)	(650)	(367)				(367)
Operating - continuing operations	$566	$811	$1,026	$851	$3,254	$139				$139
Capital expenditures	$(1,735)	$(1,488)	$(1,219)	$(1,170)	$(5,612)	$(687)				$(687)

	2015					2016
Year-to-date	Mar	Jun	Sep	Dec		Mar	Jun	Sep	Dec
Net income (loss)
Core Income (Loss) ($ millions)	$31	$196	$220	$91		$(426)
Core EPS - Diluted ($/share)	$0.04	$0.25	$0.29	$0.12		$(0.56)
Effective tax rate	75%	67%	74%	86%		29%

Reported Income (Loss) ($ millions)	$(218)	$(42)	$(2,651)	$(7,829)		$78
Reported EPS - Diluted ($/share)	$(0.28)	$(0.05)	$(3.46)	$(10.23)		$0.10
Effective tax rate	8%	113%	5%	14%		36%

Average Shares Outstanding
Basic (millions)	769.6	768.0	766.4	765.6		763.4
Diluted (millions)	769.6	768.0	766.4	765.6		763.4

Production - Ongoing Operations
Total US (MBOE/D)	290	294	296	297		307
US oil (MBBL/D)	180	184	187	187		197
Worldwide (MBOE/D)	531	542	554	565		590
Worldwide sales (MBOE/D)	533	540	554	567		584

Realizations
Worldwide oil ($/BBL)	$48.50	$51.60	$50.33	$47.10		$29.42
Worldwide NGL ($/BBL)	$17.96	$18.01	$16.73	$15.96		$10.86
Domestic gas ($/MCF)	$2.49	$2.29	$2.28	$2.15		$1.50

Cash Flows ($ millions)
Operating before working capital	$1,121	$2,638	$3,840	$4,784		$822
Working capital changes	(555)	(954)	(938)	(880)		(316)
Other, net	-	(307)	(499)	(650)		(367)
Operating - continuing operations	$566	$1,377	$2,403	$3,254		$139
Capital expenditures	$(1,735)	$(3,223)	$(4,442)	$(5,612)		$(687)

SIGNIFICANT TRANSACTIONS AND EVENTS AFFECTING EARNINGS

Occidental’s results of operations often include the effects of significant transactions and events affecting earnings that vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. Therefore, management uses a measure called “core results,” which excludes those items. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported earnings are considered representative of management’s performance over the long term. Core results are not considered to be an alternative to operating income reported in accordance with generally accepted accounting principles.

SCHEDULE 2

Occidental Petroleum Corporation

Segment Results Before Tax Allocations

(Amounts in millions, except per share and effective tax rate amounts)

			2015					2016
Core Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(236)	$(67)	$(179)	$(222)	$(704)	$(601)				$(601)
Foreign	295	395	342	125	1,157	99				99
Exploration	(2)	(4)	(1)	(9)	(16)	(6)				(6)
	57	324	162	(106)	437	(508)				(508)
Chemical	139	136	174	116	565	126				126
Midstream and Marketing	(5)	84	31	(45)	65	(95)				(95)
Segment Income (Loss)	191	544	367	(35)	1,067	(477)				(477)
Corporate
Interest	(28)	(7)	(47)	(59)	(141)	(57)				(57)
Other	(39)	(61)	(74)	(88)	(262)	(62)				(62)
Pre-tax Income (Loss)	124	476	246	(182)	664	(596)				(596)
Taxes
Federal and state	14	59	80	159	312	258				258
Foreign	(107)	(370)	(302)	(106)	(885)	(88)				(88)
Net Income (Loss)	$31	$165	$24	$(129)	$91	$(426)				$(426)

Core earnings per share
Basic	$0.04	$0.21	$0.03	$(0.17)	$0.12	$(0.56)				$(0.56)
Diluted	$0.04	$0.21	$0.03	$(0.17)	$0.12	$(0.56)				$(0.56)

Effective Tax Rate	75%	65%	90%	29%	86%	29%				29%

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(277)	$32	$(1,852)	$(1,350)	$(3,447)	$23				$23
Foreign	(46)	(1)	(1,438)	(3,419)	(4,904)	-				-
Exploration	-	-	-	(146)	(146)	-				-
	(323)	31	(3,290)	(4,915)	(8,497)	23				23
Chemical	-	-	98	(121)	(23)	88				88
Midstream and Marketing	(10)	3	(7)	(1,245)	(1,259)	-				-
Segment Income (Loss)	(333)	34	(3,199)	(6,281)	(9,779)	111				111
Corporate
Interest	-	-	-	-	-	-				-
Other	(25)	(6)	(98)	(232)	(361)	(78)				(78)
Pre-tax Income (Loss)	(358)	28	(3,297)	(6,513)	(10,140)	33				33
Taxes
Federal and state	111	(12)	667	992	1,758	33				33
Foreign	1	(1)	-	145	145	-				-
Income (Loss) From Continuing Operations	(246)	15	(2,630)	(5,376)	(8,237)	66				66
Discontinued Operations	(3)	(4)	(3)	327	317	438				438
Net Income (Loss)	$(249)	$11	$(2,633)	$(5,049)	$(7,920)	$504				$504

Reported Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(513)	$(35)	$(2,031)	$(1,572)	$(4,151)	$(578)				$(578)
Foreign	249	394	(1,096)	(3,294)	(3,747)	99				99
Exploration	(2)	(4)	(1)	(155)	(162)	(6)				(6)
	(266)	355	(3,128)	(5,021)	(8,060)	(485)				(485)
Chemical	139	136	272	(5)	542	214				214
Midstream and Marketing	(15)	87	24	(1,290)	(1,194)	(95)				(95)
Segment Income (Loss)	(142)	578	(2,832)	(6,316)	(8,712)	(366)				(366)
Corporate
Interest	(28)	(7)	(47)	(59)	(141)	(57)				(57)
Other	(64)	(67)	(172)	(320)	(623)	(140)				(140)
Pre-tax Income (Loss)	(234)	504	(3,051)	(6,695)	(9,476)	(563)				(563)
Taxes
Federal and state	125	47	747	1,151	2,070	291				291
Foreign	(106)	(371)	(302)	39	(740)	(88)				(88)
Income (Loss) From Continuing Operations	(215)	180	(2,606)	(5,505)	(8,146)	(360)				(360)
Discontinued Operations	(3)	(4)	(3)	327	317	438				438
Net Income (Loss)	$(218)	$176	$(2,609)	$(5,178)	$(7,829)	$78				$78

Reported earnings per share
Basic	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)	$0.10				$0.10
Diluted	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)	$0.10				$0.10

Effective Tax Rate	8%	64%	15%	18%	14%	36%				36%

SCHEDULE 3

Occidental Petroleum Corporation

Segment Results After Tax Allocations

(Amounts in millions, except per share amounts)

			2015					2016
Core Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(89)	$(42)	$(113)	$(141)	$(385)	$(387)				$(387)
Foreign	69	154	131	106	460	5				5
Exploration	(2)	(4)	(1)	(154)	(161)	(6)				(6)
	(22)	108	17	(189)	(86)	(388)				(388)
Chemical	88	86	111	73	358	82				82
Midstream and Marketing	4	66	41	2	113	(56)				(56)
Segment Income (Loss)	70	260	169	(114)	385	(362)				(362)
Corporate
Interest	(28)	(7)	(47)	(59)	(141)	(57)				(57)
Other	(39)	(61)	(74)	(88)	(262)	(62)				(62)
Taxes	28	(27)	(24)	132	109	55				55
Net Income (Loss)	$31	$165	$24	$(129)	$91	$(426)				$(426)

Core earnings per share
Basic	$0.04	$0.21	$0.03	$(0.17)	$0.12	$(0.56)				$(0.56)
Diluted	$0.04	$0.21	$0.03	$(0.17)	$0.12	$(0.56)				$(0.56)

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(177)	$20	$(1,186)	$(864)	$(2,207)	$15				$15
Foreign	(46)	(1)	(1,438)	(3,420)	(4,905)	-				-
Exploration	-	-	-	-	-	-				-
	(223)	19	(2,624)	(4,284)	(7,112)	15				15
Chemical	-	-	63	(78)	(15)	56				56
Midstream and Marketing	(4)	2	(4)	(807)	(813)	-				-
Segment Income (Loss)	(227)	21	(2,565)	(5,169)	(7,940)	71				71
Corporate
Interest	-	-	-	-	-	-				-
Other	(19)	(6)	(65)	(225)	(315)	(78)				(78)
Taxes	-	-	-	18	18	73				73
Income (Loss) From Continuing Operations	(246)	15	(2,630)	(5,376)	(8,237)	66				66
Discontinued Operations	(3)	(4)	(3)	327	317	438				438
Net Income (Loss)	$(249)	$11	$(2,633)	$(5,049)	$(7,920)	$504				$504

Reported Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(266)	$(22)	$(1,299)	$(1,005)	$(2,592)	$(372)				$(372)
Foreign	23	153	(1,307)	(3,314)	(4,445)	5				5
Exploration	(2)	(4)	(1)	(154)	(161)	(6)				(6)
	(245)	127	(2,607)	(4,473)	(7,198)	(373)				(373)
Chemical	88	86	174	(5)	343	138				138
Midstream and Marketing	-	68	37	(805)	(700)	(56)				(56)
Segment Income (Loss)	(157)	281	(2,396)	(5,283)	(7,555)	(291)				(291)
Corporate
Interest	(28)	(7)	(47)	(59)	(141)	(57)				(57)
Other	(58)	(67)	(139)	(313)	(577)	(140)				(140)
Taxes	28	(27)	(24)	150	127	128				128
Income (Loss) From Continuing Operations	(215)	180	(2,606)	(5,505)	(8,146)	(360)				(360)
Discontinued Operations	(3)	(4)	(3)	327	317	438				438
Net Income (Loss)	$(218)	$176	$(2,609)	$(5,178)	$(7,829)	78				78

Reported earnings per share
Basic	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)	$0.10				$0.10
Diluted	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)	$0.10				$0.10

SCHEDULE 4

Occidental Petroleum Corporation

Non-Core Adjustments Detail

(Amounts in millions)

			2015					2016
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset sales gains (losses)	$(13)	$18	$-	$5	$10	$48				$48
Asset impairments and related items	(264)	14	(1,852)	(1,355)	(3,457)	-				-
Other	-	-	-	-	-	(25)				(25)
	(277)	32	(1,852)	(1,350)	(3,447)	23				23
Foreign
Asset impairments and related items	(46)	(1)	(1,438)	(3,565)	(5,050)	-				-
Total Oil and Gas	(323)	31	(3,290)	(4,915)	(8,497)	23				23

Chemical
Asset sale gains	-	-	98	-	98	88				88
Asset impairments	-	-	-	(121)	(121)	-				-
Total Chemical	-	-	98	(121)	(23)	88				88

Midstream and Marketing
Asset sales gains	-	-	-	-	-	-				-
Asset impairments and related items	(10)	3	(7)	(1,245)	(1,259)	-				-
Total Midstream	(10)	3	(7)	(1,245)	(1,259)	-				-

Corporate
Asset sales gains (losses)	(11)	-	2	1	(8)	-				-
Asset impairments	-	-	(5)	(230)	(235)	(78)				(78)
Severance, spin-off costs and other items	(14)	(6)	(95)	(3)	(118)	-				-
Total Corporate	(25)	(6)	(98)	(232)	(361)	(78)				(78)

Taxes	112	(13)	667	1,137	1,903	33				33
Income (Loss) From Continuing Operations	(246)	15	(2,630)	(5,376)	(8,237)	66				66
Discontinued Operations	(3)	(4)	(3)	327	317	438	-	-	-	438
Totals	$(249)	$11	$(2,633)	$(5,049)	$(7,920)	$504				$504

			2015					2016
After Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset sales gains (losses)	$(8)	$11	$(1)	$3	$5	$31				$31
Asset impairments and related items	(169)	9	(1,185)	(867)	(2,212)	-				-
Other	-	-	-	-	-	(16)				(16)
	(177)	20	(1,186)	(864)	(2,207)	15				15
Foreign
Asset impairments and related items	(46)	(1)	(1,438)	(3,420)	(4,905)	-				-
Total Oil and Gas	(223)	19	(2,624)	(4,284)	(7,112)	15				15

Chemical
Asset sale gains	-	-	63	-	63	56				56
Asset impairments	-	-	-	(78)	(78)	-				-
Total Chemical	-	-	63	(78)	(15)	56				56

Midstream and Marketing
Asset sales gains	-	-	-	-	-	-				-
Asset impairments and related items	(4)	2	(4)	(807)	(813)	-				-
Total Midstream	(4)	2	(4)	(807)	(813)	-				-

Corporate
Asset sales gains (losses)	(7)	-	1	1	(5)	-				-
Asset impairments	-	-	(5)	(229)	(234)	(78)				(78)
Severance, spin-off costs and other items	(12)	(6)	(61)	3	(76)	-				-
Total Corporate	(19)	(6)	(65)	(225)	(315)	(78)				(78)

Taxes (a)	-	-	-	18	18	73				73
Income (Loss) From Continuing Operations	(246)	15	(2,630)	(5,376)	(8,237)	66				66
Discontinued Operations	(3)	(4)	(3)	327	317	438				438
Totals	$(249)	$11	$(2,633)	$(5,049)	$(7,920)	$504				$504

(a)  The 2015 amount included the change in the unitary state tax rates.  The 2016 amount included benefits for relinquishment of foreign exploration blocks.

SCHEDULE 5

Occidental Petroleum Corporation

Consolidated Condensed Statements of Operations

(Amounts in millions, except per-share amounts)

			2015					2016
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
REVENUES
Net sales
Oil & Gas	$2,009	$2,342	$2,054	$1,899	$8,304	$1,275				$1,275
Chemical	1,000	1,030	1,008	907	3,945	890				890
Midstream and Marketing	197	294	231	169	891	133				133
Eliminations	(117)	(197)	(177)	(169)	(660)	(175)				(175)
	3,089	3,469	3,116	2,806	12,480	2,123				2,123
Interest, dividends and other income	31	26	31	30	118	20				20
Gain (loss) on sale of assets and equity investments, net	(24)	19	99	7	101	138				138
	3,096	3,514	3,246	2,843	12,699	2,281				2,281

COSTS AND OTHER DEDUCTIONS
Cost of sales	1,557	1,480	1,413	1,354	5,804	1,281				1,281
Depreciation, depletion and amortization	1,029	1,116	1,123	1,276	4,544	1,102				1,102
Selling, general and administrative and other operating expenses	311	347	292	320	1,270	272				272
Asset impairments and related items	324	-	3,397	6,518	10,239	78				78
Taxes other than on income	107	107	79	50	343	75				75
Exploration expense	8	10	5	13	36	9				9
Interest and debt expense, net	30	8	48	61	147	60				60
	3,366	3,068	6,357	9,592	22,383	2,877				2,877
INCOME (LOSS) BEFORE INCOME TAXES AND OTHER ITEMS	(270)	446	(3,111)	(6,749)	(9,684)	(596)				(596)
Benefit from (provision for) domestic and foreign income taxes	19	(324)	445	1,190	1,330	203				203
Income from equity investments	36	58	60	54	208	33				33
INCOME (LOSS) FROM CONTINUING OPERATIONS	(215)	180	(2,606)	(5,505)	(8,146)	(360)				(360)
Discontinued operations, net	(3)	(4)	(3)	327	317	438				438
NET INCOME (LOSS)	$(218)	$176	$(2,609)	$(5,178)	$(7,829)	$78				$78

EARNINGS PER SHARE
BASIC EARNINGS PER COMMON SHARE
Income (loss) from continuing operations	$(0.28)	$0.23	$(3.41)	$(7.21)	$(10.64)	$(0.47)				$(0.47)
Discontinued operations, net	-	-	(0.01)	0.43	0.41	0.57				0.57
BASIC EARNINGS PER COMMON SHARE	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)	$0.10				$0.10

DILUTED EARNINGS PER COMMON SHARE	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)	$0.10				$0.10

DIVIDENDS PER COMMON SHARE	$0.72	$0.75	$0.75	$0.75	$2.97	$0.75				$0.75

AVERAGE COMMON SHARES OUTSTANDING
BASIC	769.6	766.4	763.3	763.2	765.6	763.4				763.4
DILUTED	769.6	766.6	763.3	763.2	765.6	763.4				763.4

SCHEDULE 6

Occidental Petroleum Corporation

Consolidated Condensed Balance Sheets

(Amounts in millions)

	2015				2016
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$2,153	$2,756	$2,547	$3,201	$3,176
Restricted cash	3,265	2,382	1,765	1,193	-
Trade receivables, net	3,068	3,973	3,507	2,970	2,780
Inventories	1,133	1,120	1,122	986	997
Assets held for sale	-	-	709	141	-
Other current assets	815	777	890	911	1,284
Total current assets	10,434	11,008	10,540	9,402	8,237
INVESTMENTS
Investments in unconsolidated entities	1,221	1,330	1,428	1,267	1,301
Available for sale investment	544	432	186	167	-
Total investments	1,765	1,762	1,614	1,434	1,301
PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment	75,979	77,375	73,447	71,058	71,643
Accumulated depreciation, depletion and amortization	(35,870)	(36,897)	(36,612)	(39,419)	(40,138)
	40,109	40,478	36,835	31,639	31,505
LONG-TERM RECEIVABLES AND OTHER ASSETS, NET	1,060	1,090	1,070	934	975
TOTAL ASSETS	$53,368	$54,338	$50,059	$43,409	$42,018

CURRENT LIABILITIES
Current maturities of long-term debt	$700	$1,450	$1,450	$1,450	$2,000
Accounts payable	3,867	4,145	3,727	3,069	2,801
Accrued liabilities	2,152	2,230	2,202	2,213	2,025
Domestic and foreign income taxes	196	-	25	-	-
Liabilities of assets held for sale	-	-	29	110	-
Total current liabilities	6,915	7,825	7,433	6,842	6,826
LONG-TERM DEBT, NET	6,118	6,849	6,852	6,855	5,608
DEFERRED CREDITS AND OTHER LIABILITIES
Deferred domestic and foreign income taxes	2,947	3,153	2,579	1,323	1,642
Other	3,224	3,209	3,313	4,039	4,153
	6,171	6,362	5,892	5,362	5,795
STOCKHOLDERS’ EQUITY
Common stock, $.20 per share par value	178	178	178	178	178
Treasury stock	(8,734)	(9,107)	(9,113)	(9,121)	(9,128)
Additional paid-in capital	7,632	7,651	7,664	7,640	7,668
Retained earnings	35,294	34,896	31,712	25,960	25,375
Accumulated other comprehensive loss	(206)	(316)	(559)	(307)	(304)
Total equity	34,164	33,302	29,882	24,350	23,789
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$53,368	$54,338	$50,059	$43,409	$42,018

SCHEDULE 7

Occidental Petroleum Corporation

Condensed Statements of Cash Flows and Detail of CAPEX and DD&A

(Amounts in millions)

	2015					2016
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
OPERATING CASH FLOW
Net income (loss)	$(218)	$176	$(2,609)	$(5,178)	$(7,829)	$78				$78
Depreciation, depletion and amortization (see detail below)	1,029	1,116	1,123	1,276	4,544	1,102				1,102
Deferred income tax (benefit) provision	(63)	202	(556)	(955)	(1,372)	77				77
Asset impairments and other non-cash charges	373	23	3,244	5,801	9,441	(435)				(435)
Operating cash flow before working capital	1,121	1,517	1,202	944	4,784	822				822
Working capital changes	(555)	(399)	16	58	(880)	(316)				(316)
Other, net (a)	-	(307)	(192)	(151)	(650)	(367)				(367)
Operating cash flow from continuing operations	566	811	1,026	851	3,254	139				139

INVESTING CASH FLOW
Capital expenditures (see detail below)	(1,735)	(1,488)	(1,219)	(1,170)	(5,612)	(687)				(687)
Payment for purchases of assets	(6)	(37)	(9)	(57)	(109)	(24)				(24)
Sales of assets and equity investments, net	20	38	93	668	819	285				285
Changes in capital accrual	(458)	(127)	(67)	60	(592)	(208)				(208)
Other investing activities	(27)	(69)	(27)	194	71	(3)				(3)
Investing cash flow from continuing operations	(2,206)	(1,683)	(1,229)	(305)	(5,423)	(637)				(637)

FINANCING CASH FLOW
Cash dividends paid	(557)	(556)	(577)	(574)	(2,264)	(574)				(574)
Purchases of treasury stock	(207)	(329)	(50)	(8)	(594)	(7)				(7)
Proceeds from long-term debt	-	1,478	-	1	1,479	-				-
Payment of long-term debt	-	-	-	-	-	(700)				(700)
Other financing activities	19	5	10	3	37	11				11
Financing cash flow from continuing operations	(745)	598	(617)	(578)	(1,342)	(1,270)				(1,270)

Cash Flow From Discontinued Operations	(5)	(6)	(6)	114	97	550				550

Increase (decrease) in cash	(2,390)	(280)	(826)	82	(3,414)	(1,218)				(1,218)
Cash, cash equivalents and restricted cash (b) - beg of period	7,808	5,418	5,138	4,312	7,808	4,394				4,394
Cash, cash equivalents and restricted cash (b) - end of period	$5,418	$5,138	$4,312	$4,394	$4,394	$3,176				$3,176

Depreciation, Depletion and Amortization	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
United States	$502	$541	$556	$510	$2,109	$709				$709
Latin America	48	49	48	51	196	42				42
Middle East/North Africa	329	370	345	537	1,581	175				175
Chemical	92	92	94	93	371	88				88
Midstream and Marketing	48	55	71	75	249	78				78
Corporate	10	9	9	10	38	10				10
	$1,029	$1,116	$1,123	$1,276	$4,544	$1,102				$1,102

Capital Expenditures
Oil & Gas
Permian Resources	$(729)	$(555)	$(521)	$(426)	$(2,231)	$(221)				$(221)
Permian EOR	(115)	(119)	(102)	(88)	(424)	(91)				(91)
Other Domestic	(86)	(21)	-	(2)	(109)	(2)				(2)
Latin America	(47)	(45)	(24)	(34)	(150)	(11)				(11)
Middle East/North Africa	(476)	(449)	(242)	(245)	(1,412)	(183)				(183)
Exploration Drilling	(58)	(30)	(15)	(13)	(116)	(8)				(8)
Chemical	(40)	(57)	(58)	(99)	(254)	(46)				(46)
Midstream and Marketing	(115)	(105)	(155)	(160)	(535)	(82)				(82)
Corporate	(9)	(9)	(10)	(13)	(41)	(2)				(2)
GAAP external reporting	(1,675)	(1,390)	(1,127)	(1,080)	(5,272)	(646)				(646)
Cracker JV investment contributions	(60)	(98)	(92)	(90)	(340)	(41)				(41)
	$(1,735)	$(1,488)	$(1,219)	$(1,170)	$(5,612)	$(687)				$(687)

Reconciliation of non-GAAP disclosures to GAAP	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Condensed Statements of Cash Flows
CASH FLOW FROM OPERATING ACTIVITIES
Continuing operations	$566	$811	$1,026	$851	$3,254	$139				$139
Discontinued operations	(5)	(6)	(6)	114	97	550				550
CASH FLOW FROM INVESTING ACTIVITIES
Continuing operations	(2,206)	(1,683)	(1,229)	(305)	(5,423)	(637)				(637)
Discontinued operations	-	-	-	-	-	-				-
CASH FLOW FROM FINANCING ACTIVITIES
Continuing operations	9	1,481	-	(6)	1,484	(77)				(77)
Discontinued operations	-	-	-	-	-	-				-
Increase (decrease) in cash and cash equivalents	(1,636)	603	(209)	654	(588)	(25)				(25)
Cash and cash equivalents - beginning of period	3,789	2,153	2,756	2,547	3,789	3,201				3,201
Cash and cash equivalents - end of period	$2,153	$2,756	$2,547	$3,201	$3,201	$3,176				$3,176

(a)   In 2015, Occidental filed for an extension of time for payment of taxes by a corporation expecting a net operating loss(NOL) carryback.  The other operating, net, for 2015 of $650 million represents the federal and state tax benefit of the carryback of the 2015 NOL, of which $358 million was applied to the 2014 federal balance due and the remainder will be received in cash during 2016.  The 2016 amount represents the NOL carryback which is expected to be collected in 2017.

(b)   Restricted cash must be used solely to pay dividends, repurchase common stock, repay debt, or a combination of the foregoing. As of March 31, 2016, there is no restricted cash remaining.

SCHEDULE 8

Occidental Petroleum Corporation

Oil & Gas Net Production Volumes Per Day by Geographical Locations

TOTAL REPORTED PRODUCTION

			2015					2016
REPORTED NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian Resources	98	109	116	118	110	128				128
Permian EOR	145	145	144	143	145	145				145
Midcontinent & Other	83	79	72	60	73	43				43
Total	326	333	332	321	328	316				316

Latin America	40	42	27	39	37	39				39

Middle East / North Africa
Al Hosn	9	18	50	60	35	42				42
Dolphin	39	42	41	43	41	44				44
Oman	89	87	93	88	89	89				89
Qatar	64	65	67	69	66	69				69
Other	78	71	79	60	72	58				58
Total	279	283	330	320	303	302				302

TOTAL REPORTED PRODUCTION	645	658	689	680	668	657				657

REPORTED NET PRODUCTION
VOLUMES PER DAY BY COMMODITY:
United States
Oil (MBBL)
Permian Resources	62	71	74	76	71	84				84
Permian EOR	111	110	108	109	110	108				108
Midcontinent & Other	25	24	22	13	21	5				5
Total	198	205	204	198	202	197				197
NGLs (MBBL)
Permian Resources	14	15	18	18	16	19				19
Permian EOR	28	29	30	28	29	28				28
Midcontinent & Other	11	11	10	10	10	7				7
Total	53	55	58	56	55	54				54
Natural Gas (MMCF)
Permian Resources	130	136	143	143	137	152				152
Permian EOR	37	38	37	35	37	51				51
Midcontinent & Other	280	263	239	220	250	185				185
Total	447	437	419	398	424	388				388

Latin America
Oil (MBBL)	38	40	25	38	35	38				38
Natural Gas (MMCF)	12	10	9	8	10	8				8

Middle East / North Africa
Oil (MBBL)
Al Hosn	2	4	9	11	7	9				9
Dolphin	7	7	7	8	7	7				7
Oman	80	81	85	81	82	77				77
Qatar	64	65	67	69	66	69				69
Other	37	31	39	23	32	20				20
Total	190	188	207	192	194	182				182
NGLs (MBBL)
Al Hosn	2	4	14	18	10	13				13
Dolphin	7	8	8	8	8	9				9
Total	9	12	22	26	18	22				22
Natural Gas (MMCF)
Al Hosn	30	60	162	185	109	121				121
Dolphin	150	160	158	162	158	166				166
Oman	56	38	45	41	44	71				71
Other	245	240	242	222	237	230				230
Total	481	498	607	610	548	588				588

SCHEDULE 9

Occidental Petroleum Corporation

Oil & Gas Net Production Volumes Per Day by Geographical Locations

PRO FORMA FOR ONGOING OPERATIONS (EXCLUDES OPERATIONS SOLD, EXITED AND EXITING)

			2015					2016
NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian Resources	98	109	116	118	110	128				128
Permian EOR	145	145	144	143	145	145				145
South Texas & Other	47	44	40	37	42	34				34
Total	290	298	300	298	297	307				307

Latin America	40	42	27	39	37	39				39

Middle East / North Africa
Al Hosn	9	18	50	60	35	42				42
Dolphin	39	42	41	43	41	44				44
Oman	89	87	93	88	89	89				89
Qatar	64	65	67	69	66	69				69
Total	201	212	251	260	231	244				244

TOTAL ONGOING OPERATIONS	531	552	578	597	565	590				590

NET PRODUCTION VOLUMES PER DAY
BY COMMODITY FOR ONGOING OPERATIONS:
United States
Oil (MBBL)
Permian Resources	62	71	74	76	71	84				84
Permian EOR	111	110	108	109	110	108				108
South Texas & Other	7	7	6	5	6	5				5
Total	180	188	188	190	187	197				197
NGLs (MBBL)
Permian Resources	14	15	18	18	16	19				19
Permian EOR	28	29	30	28	29	28				28
South Texas & Other	8	7	7	7	7	5				5
Total	50	51	55	53	52	52				52
Natural Gas (MMCF)
Permian Resources	130	136	143	143	137	152				152
Permian EOR	37	38	37	35	37	51				51
South Texas & Other	194	183	163	151	173	142				142
Total	361	357	343	329	347	345				345

Latin America
Oil (MBBL)	38	40	25	38	35	38				38
Natural Gas (MMCF)	12	10	9	8	10	8				8

Middle East / North Africa
Oil (MBBL)
Al Hosn	2	4	9	11	7	9				9
Dolphin	7	7	7	8	7	7				7
Oman	80	81	85	81	82	77				77
Qatar	64	65	67	69	66	69				69
Total	153	157	168	169	162	162				162
NGLs (MBBL)
Al Hosn	2	4	14	18	10	13				13
Dolphin	7	8	8	8	8	9				9
Total	9	12	22	26	18	22				22
Natural Gas (MMCF)
Al Hosn	30	60	162	185	109	121				121
Dolphin	150	160	158	162	158	166				166
Oman	56	38	45	41	44	71				71
Total	236	258	365	388	311	358				358

SCHEDULE 10

Occidental Petroleum Corporation

Oil & Gas Sales Volumes Per Day and Realized Prices by Geographical Locations

			2015					2016
NET SALES MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

United States	290	298	300	298	297	307				307

Latin America	38	37	36	37	37	35				35

Middle East / North Africa
Al Hosn	9	18	50	60	35	42				42
Dolphin	40	42	41	43	42	44				44
Oman	89	87	92	88	89	91				91
Qatar	67	65	62	74	67	65				65
Total	205	212	245	265	233	242				242

ONGOING OPERATIONS	533	547	581	600	567	584				584
Operations Sold, Exited and Exiting	104	110	89	130	107	67				67
TOTAL REPORTED SALES	637	657	670	730	674	651				651

REALIZED PRICES
United States
Oil ($/BBL)	$43.66	$52.64	$44.48	$39.19	$45.04	$29.48				$29.48
NGLs ($/BBL)	$17.32	$17.32	$13.72	$13.27	$15.35	$9.91				$9.91
Natural Gas ($/MCF)	$2.49	$2.09	$2.24	$1.75	$2.15	$1.50				$1.50

Latin America
Oil ($/BBL)	$47.70	$55.19	$42.46	$32.75	$44.49	$27.63				$27.63
Natural Gas ($/MCF)	$4.53	$5.49	$5.67	$5.28	$5.20	$4.19				$4.19

Middle East / North Africa
Oil ($/BBL)	$53.98	$56.48	$52.53	$39.14	$49.65	$29.68				$29.68
NGLs ($/BBL)	$21.57	$21.38	$17.12	$15.62	$17.88	$13.25				$13.25

Total Worldwide
Oil ($/BBL)	$48.50	$54.55	$47.78	$38.68	$47.10	$29.42				$29.42
NGLs ($/BBL)	$17.96	$18.06	$14.68	$14.02	$15.96	$10.86				$10.86
Natural Gas ($/MCF)	$1.66	$1.48	$1.51	$1.32	$1.49	$1.25				$1.25

Index Prices
WTI Oil ($/BBL)	$48.63	$57.94	$46.43	$42.18	$48.80	$33.45				$33.45
Brent Oil ($/BBL)	$55.17	$63.50	$51.17	$44.71	$53.64	$35.08				$35.08
NYMEX Natural Gas ($/MCF)	$3.07	$2.73	$2.78	$2.44	$2.75	$2.07				$2.07

Percentage of Index Prices
Worldwide oil as a percentage of WTI	100%	94%	103%	92%	97%	88%				88%
Worldwide oil as a percentage of Brent	88%	86%	93%	87%	88%	84%				84%
Worldwide NGL as a percentage of WTI	37%	31%	32%	33%	33%	32%				32%
Worldwide NGL as a percentage of Brent	33%	28%	29%	31%	30%	31%				31%
Domestic gas as a percentage of NYMEX	81%	77%	81%	72%	78%	73%				73%

SCHEDULE 11

Occidental Petroleum Corporation

Oil and Gas Costs

			2015					2016
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

Cash operating expenses ($/BOE)
United States	$14.46	$13.04	$13.10	$11.94	$13.13	$11.67				$11.67
Latin America	$9.95	$11.99	$13.60	$12.39	$11.93	$8.55				$8.55
Middle East / North Africa	$12.51	$11.03	$8.72	$8.01	$9.87	$9.02				$9.02
Total Oil and Gas	$13.36	$12.10	$11.15	$9.95	$11.57	$10.28				$10.28

Taxes other than on income ($/BOE)
United States	$3.14	$3.30	$2.36	$1.46	$2.57	$2.12				$2.12
Total Oil and Gas	$1.63	$1.85	$1.20	$0.67	$1.32	$1.15				$1.15

DD&A expense ($/BOE)
United States	$17.12	$17.82	$18.24	$17.32	$17.63	$24.63				$24.63
Latin America	$14.05	$14.66	$14.61	$14.87	$14.54	$12.88				$12.88
Middle East / North Africa	$13.41	$14.20	$12.36	$15.68	$14.02	$6.42				$6.42
Total Oil and Gas	$15.35	$16.06	$15.39	$16.36	$15.81	$15.61				$15.61

G&A and other operating expenses ($/BOE)	$3.58	$3.57	$2.88	$2.69	$3.15	$2.88				$2.88

Exploration Expense ($ millions)
United States	$5	$6	$3	$5	$19	$2				$2
Latin America	-	-	-	2	2	1				1
Middle East / North Africa	3	4	2	6	15	6				6
	$8	$10	$5	$13	$36	$9				$9

SCHEDULE 12

 Occidental Petroleum Corporation

 Segment Core Results Pre-tax Variance Roll-forwards

 (Amounts in millions)

			2015					2016
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Quarter-over-Quarter
Oil & Gas
Prior quarter core income (loss)	$736	$57	$324	$162		$(106)
Sales price	(934)	217	(261)	(347)		(378)
Sales volume	10	28	(14)	39		(88)
Operating expenses	101	30	45	13		59
DD&A rate	123	(5)	5	23		16
Exploration expense	52	(3)	5	(8)		4
All others	(31)	-	58	12		(15)
Current quarter core income (loss)	$57	$324	$162	$(106)		$(508)

Chemical
Prior quarter core income	$160	$139	$136	$174		$116
Sales price	(92)	2	(42)	(37)		(43)
Sales volume / mix	(26)	16	(8)	(22)		20
Operations / manufacturing	89	(20)	80	10		34
All others	8	(1)	8	(9)		(1)
Current quarter core income	$139	$136	$174	$116		$126

Midstream and Marketing
Prior quarter core income (loss)	$168	$(5)	$84	$31		$(45)
Marketing	(73)	59	(91)	(57)		(3)
Gas plants	(14)	1	(2)	16		(17)
Pipelines	(83)	29	23	(23)		(31)
Power generation	(3)	-	17	(12)		3
All others	-	-	-	-		(2)
Current quarter core income (loss)	$(5)	$84	$31	$(45)		$(95)

Year-over-Year
Oil & Gas
Prior year core income	$1,719	$1,703	$1,571	$736	$5,729	$57				$57
Sales price	(1,923)	(1,714)	(1,768)	(1,320)	(6,725)	(747)				(747)
Sales volume	210	247	163	216	836	(18)				(18)
Operating expenses	(51)	6	83	116	154	140				140
DD&A rate	102	84	87	84	357	19				19
Exploration expense	19	28	22	47	116	(2)				(2)
All others	(19)	(30)	4	15	(30)	43				43
Current quarter core income (loss)	$57	$324	$162	$(106)	$437	$(508)				$(508)

Chemical
Prior year core income	$136	$133	$140	$160	$569	$139				$139
Sales price	(88)	(115)	(181)	(177)	(561)	(123)				(123)
Sales volume / mix	(44)	(29)	1	(46)	(118)	4				4
Operations / manufacturing	145	146	213	174	678	109				109
All others	(10)	1	1	5	(3)	(3)				(3)
Current quarter core income	$139	$136	$174	$116	$565	$126				$126

Midstream and Marketing
Prior year core income (loss)	$96	$130	$155	$168	$549	$(5)				$(5)
Marketing	(21)	7	(98)	(165)	(277)	(93)				(93)
Gas plants	(41)	(33)	(35)	3	(106)	(2)				(2)
Pipelines	(26)	(15)	6	(45)	(80)	(2)				(2)
Power generation	(12)	(11)	4	-	(19)	7				7
All others	(1)	6	(1)	(6)	(2)	-				-
Current quarter core income (loss)	$(5)	$84	$31	$(45)	$65	$(95)				$(95)